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                                                                    Exhibit 10.2

THIS INDENTURE made the 3rd day of September 1990 BETWEEN INDUSTRIAL DEVELOPMENT AUTHORITY having its Principal Office at Wilton Park House, Wilton Place in the City of Dublin (hereinafter called "the Authority" which expression shall include its successors and assigns) of the one part and BAUSCH & LOMB IRELAND having its registered office at 1 Earlsfort Centre, Hatch Street in the City of Dublin (hereinafter called "the Lessee" which which expression shall include its successors and permitted assigns) of the other part.

WITNESSETH:

1. In consideration of the sum of (pound)450,000 by the Lessee to the Authority (the receipt of which is hereby acknowledged) the Authority hereby demises to the Lessee ALL THAT AND THOSE the premises described in the First Schedule hereto (hereinafter referred to as "the demised premises") TO HOLD the same unto the Lessee for a term of 999 years from the 1st day of January 1990 subject to the rent set out in the First Schedule hereto to the terms and conditions set out in the Second and Third Schedules hereto.

2. The Lessee hereby covenants with the Authority that it will observe all the terms and conditions contained in the First, Second and Third Schedules hereto as if each term and condition applicable to the Lessee was incorporated as a separate covenant with the Authority.

3. The Authority covenants with the Lessee that it will observe all the terms and conditions contained in the First, Second and Third Schedules hereto insofar as the same are binding upon the Authority as if each term and condition applicable to the Authority was incorporated herein as a separate covenant with the Lessee.


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                                 FIRST SCHEDULE

                                    PREMISES

1. ALL THAT AND THOSE part of the lands of knockhouse lower situate at the Authority's Industrial Estate in the County of Waterford more particularly described on the map annexed hereto and thereon surrounded by a red verge line being part of the lands comprised in Folio 4917 & 3241F of the Register County of Waterford with all buildings fences sewers and other works which may from time to time be thereon or thereunder TOGETHER WITH firstly a right of way for the Lessee, its servants, agents, invitees and licencees for all purposes to pass and repass with or without a means of transport over the estate roads serving the demised premises coloured yellow on the map annexed hereto and secondly the free and uninterrupted passage and running of water, soil and effluent drainage, gas, water, oil, electricity, steam, telephone or any other services supplied to or from the demised premises over the lands the property of the Authority through sewers, drains watercourses, conduits, pipes, wires and cables which now or hereafter within the period of twenty one years from the date of this lease during the term hereby granted be in or over, under of upon the said lands the property of the authority together with full and free right and liberty to the Lessee its servants and agents to enter upon the said lands the property of the Authority for the purpose of connecting, laying, inspecting, repairing cleaning, maintaining, altering, replacing or renewing the installations, structures, fixtures or other works providing the said services or any of them and other services to the demised premises causing as little inconvenience to the Authority and the Lessee making


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      good any damage thereby occasioned.

EXCEPTING AND RESERVING unto the Authority its successors and assigns:

(a) the free and uninterrupted passage and running of water soil and effluent drainage gas water oil electricity steam telephone or any other service or supply to and from the other buildings and lands the property of the Authority and its tenants adjoining or near to the demised premises through the sewers drains watercourses conduits pipes wires and cables which now are or may hereafter within the period of 21 years from the date of this Lease during the term hereby granted be in or over under of upon the demised premises;

(b) at any time hereafter and from time to time full right and liberty to execute works services and erections and buildings upon or to alter or rebuild any of the erections services and buildings erected on its adjoining and neighbouring land and to use the same as it may think fit;

(c) the full and free right and liberty to the Lessor its servants and agents to enter after at least two days notice (except in the case of emergency) upon the demised premises at all reasonable times for the purpose of connecting, laying, inspecting, repairing, cleaning, maintaining, altering, replacing, or renewing any sewer drain, main, pipe, wire, cable, watercourse, channel, conduit or subway and to erect, construct or lay in, over under or across the demised premises not built upon


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      any sewers, drains, main, pipes, wires, cables, poles structures, fixtures or other works for the drainage of or for the supply of water gas electricity oil telephone heating steam radio and television signals and other services to other premises of the Authority causing as little inconvenience as possible to the Lessee and the Authority making good any damage thereby occasioned;

(d) all rights easements and privileges now belonging to or enjoyed by any adjoining property.

                                  MINING RIGHTS

2. All mines, minerals, quarries and royalties whatsoever in or under the demised premises during the term of the demise are excepted and reserved out of the demise.

                               RENT AND GALE DAYS

3. The rent of the demised premises shall be payable in advance without any deductions whatsoever on the 1st day of January in each year with the exception of the first instalment which shall be paid on the execution hereof. In the first to the fifth year inclusive of the term of the demise the annual rent shall be IR[POUND SYMBOL]10 per acre. From the commencement of the sixth year of the term of the demise and for the residue of the term hereby created the annual rent shall be determined as specified in the Third Schedule hereto.

                                 SECOND SCHEDULE

1. The Lessee shall pay the rent hereby reserved without any deductions whatsoever on the dates hereinbefore provided for.

2. In addition to the said rent the Lessee shall pay and discharge all taxes, rates, duties, charges, assessments and impositions whatsoever including Value Added Tax whether Parliamentary, Municipal, County, Union, District


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      or any other description which may now or at any time hereafter be assessed, charged or imposed on the premises or any part thereof of the Rent Payable thereout and whether payable by owner or occupier.

3. As the demised premises are situate upon an Industrial Estate, to bear with the owners or occupiers of each other unit in the said Industrial Estate and such share of the cost and expense of all necessary maintenance, repair and up-keep (and operating cost where applicable) of access roads, footpaths, common areas, drainage and water services and public lighting as in the same proportion as the gross floor area of the buildings erected on the demised premises bears to:

(a) In the case of a completed estate the total gross floor areas of all the industrial units in the estate and

(b) in the case of a non completed or part completed estate the total gross floor areas of all the completed units in the estate and where roads and services have been provided to un-developed areas of the estate, the gross floor area of buildings in the course of erection and proposed buildings fronting on to such services until such time as same are taken in charge by the Local Authority

4. To bear with the owners or occupiers of each other unit in the said Industrial Estate such share of cost and expense of all necessary estate security as in the same proportion as the gross floor area of the buildings erected on the demised premises bears to the gross floor areas of all the completed units in the said estate;

5.(1) The lessee shall on or prior to the 31st day of December 1990 have substantially commenced to build and erect upon the demised premises a factory premises in accordance the plans and specifications first approved of in writing by the Authority and in accordance with all statutory


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      requirements regulations and bye-laws applicable thereto. For the purpose of this Clause "substantially commenced" shall mean the pouring of foundations and the erection of the main structure support for the said factory premises.

(ii) If the Lessee fails to fully and completely comply with this clause the Authority shall be entitled to repurchase at the expense of the Lessee and demised premises including any partially erected buildings thereon for the sum of IR(pound)450.000 free from incumbrances;

(iii) The Lessee hereby irrevocably constitutes and appoints the Secretary for the time being of the Authority for the purpose of this clause only to be the Attorney of the Lessee for it and on its behalf and in its name and as its act and at its expense to re-assign or surrender this Lease from the name of the Lessee its successors or permitted assigns to the Authority;

(iv) The Lessee shall do and execute all acts, instruments and things which the Authority considers necessary or expedient for reassigning or surrendering the demised premises as aforesaid;

(v) The Authority may from time to time in writing under hand or seal substitute and appoint any person or persons to act under or in place of the said Attorney in all or any of the matters aforesaid and from time to time revoke any such substitution and appointment;

(vi) The Lessee shall not be entitled to erect any buildings on the site demised other than those referred to in the approved plans and specifications as mentioned in Clause 5 (i) hereof without the prior consent in writing of the Authority such consent not to be unreasonably withheld.


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                          LOCAL AUTHORITY REQUIREMENTS

6. The Lessee shall execute all such works which any County or District Council or other Local or Public Authority may require to be carried out in respect of the demised premises either by the Authority or by the Lessee and immediately after the receipt of any notice requiring such works to be carried out the Lessee shall send a copy thereof to the Authority.

7.    Without prejudice to the generality of Clause 6 the Lessee shall: --

7.1 on receipt of any notice, order or request pursuant to provisions of the Local Government (Planning and Development) Acts 1963 and 1976 or any Act or Acts amending extending or replacing the same or any regulation made thereunder forthwith notify the Authority of this fact and furnish to the Authority a copy of any such notice, Order of Request.

7.2 indemnify the Authority from and against all actions, claims, suits, demands, penalties or fines for or in respect of any failure to satisfactorily and completely comply with the requirements of such notice, order of request.

                                     REPAIRS

8. The Lessee will at all times well and sufficiently repair maintain cleanse and keep the entire of the demised premises in good and substantial repair, condition and state of exterior decoration. The Lessee's obligations under this Clause shall include all fences, drains, sewers or other conveniences and appurtenances belonging to the demised premises. The Lessee shall keep and maintain the lands of the demised premises not covered by buildings


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      in a neat and tidy condition in a manner reasonably satisfactory to the
      Authority.

                             MAINTENANCE OF SERVICES

9. During the term of this Lease or until they are taken in charge by the Local Authority (whichever is the lesser period) the Authority shall construct and maintain in good order, repair and condition the roads and footpaths coloured yellow on the map annexed hereto and shall maintain the sewers, drains and watermains (outside the perimeter of the demised premises) which serve the demised premises unless and until the same have been taken in charge by the Local Authority.

                                 USE OF PREMISES

10. The Lessee shall use the demised premises only for manufacturing and ancillary purposes.

11. The Lessee shall not discharge or permit to be discharged into the sewer serving the demised premises any liquid matter of thing which is or may be liable to set or congeal at average sewer temperature or is capable of giving off any inflammable of explosive gas of any acid, alkali or other substance in sufficient concentration to cause corrosion to sewer pipes penstocks, gratings and sewer fittings

12. The Lessee shall not discharge or permit to be discharged any effluent into the surface water drainage system.

13. The Lessee shall not do or permit to be done any act of thing which might be or grow to be a nuisance or to the annoyance, damage or inconvenience of the neighbourhood or the property adjoining or near to the demised premises or of the owners or occupiers of any such property.

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                                    INSURANCE

14. The Lessee shall keep the demised premises insured against loss or damage by fire, storm, tempest, flood, explosion, aircraft or other aerial devices or articles dropped therefrom. The insurance shall be for the sum of money sufficient to cover the full cost of reinstating the premises including architect's fees in the event of total destruction thereof and the Authority shall be noted therein as an interested party.

15. If the premises or any part thereof shall at any time during the term be destroyed of damaged by any of the risks mentioned in Clause 14, the Lessee shall apply all monies received in respect of such insurance with all reasonable speed in the building, repairing and otherwise reinstating the premises according to the original plan or elevation thereof as otherwise agreed with the Authority. Any deficiency in such monies shall be provided by the Lessee out of its own funds.

16. The Lessee shall not carry on any business on the demised premises or store any material thereon which might render any such insurance void or voidable.

                                  TERMINATION

17. Notwithstanding anything hereinbefore contained it is expressly agreed by the Lessee and declared that if the Rent herein reserved of any part thereof shall at any time be in arrears and unpaid for 21 days after it shall become due (whether the same shall have been lawfully demanded or not) or shall be guilty of any breach of the conditions of this Lease and fail to make good any such breach within reasonable time after receiving notice from the Authority it shall be lawful for the Authority to enter upon the demised premises or any part thereof in the name of the whole and peaceably to hold and enjoy


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      the demised premises thenceforth as if these presents had not been made without prejudice however to any claim of the Authority against the Lessee arising out of any antecedent breach of any condition of this Lease.

                                 THIRD SCHEDULE

1. The yearly rent payable by the Lessee shall be subject to adjustment at the end of the first period of 5 years and at the end of the Second period of 5 years of the term of this Lease in the manner hereinafter provided and after the first adjustment the Tenant shall pay the amount of the Rent as so adjusted in respect of the next following 5 years period of the said term and thereafter the yearly rent so adjusted for the residue of the said term PROVIDED THAT the yearly minimum rent payable by the Tenant throughout the said term shall be IR1O.00 per annum per acre and no adjustment made under the provisions of this Schedule shall take effect so as to reduce the said Rent below the said figure.

2. Subject to the provisions of this Schedule, the said adjustment at the end of each of the said periods of 5 years hereinbefore mentioned shall be calculated by reference to the change in the cost of living as indicated by the Consumer Price Index (hereinafter referred to as "the index") issued by the authority of the Central Statistics Office of the Republic of Ireland and at present officially published in the Irish Statistical Bulletin and shall be made by increasing the yearly rent payable at the end of the said periods of 5 years in proportion to the rise or fall in the respective Index Figures current on the 1st day of each of the said periods of 5 years compared with the Index Figures current on the last day of each of the said periods.


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3.    For the purpose of this paragraph, the Index figure current on the date aforementioned shall be that published on either of the said dates in the Irish Statistical Bulletin of other official publication, or if not published on either or the said days, then last published in the said Bulletin of publication immediately before either of them.

4. If during the said periods of 5 years, the basis of the Index shall be changed by substituting a new basic or starting Index figure or otherwise the adjustment of the rent to be paid for the period following the expiration of the said periods of 5 years shall be in default of agreement between the parties be determined by a Professional Valuer to be nominated be the President for the time being of the Irish Auctioneers & Valuers Institute and his determination shall be that of an Expert and not of an Arbitrator and shall be binding upon the parties and in making his determination the said person shall have regard to any official publication relating to the change in the cost of living during the said period issued by the authority of the Government of the Republic of Ireland or by any responsible organisation.

      PROVIDED THAT the adjustment in the rent to be made at the end of the said periods of 5 years during which the basis of any new or revised Index remains unchanged shall continue to be made in accordance with the provisions or Paragraph 1 and 2 hereof and FURTHER PROVIDED that notwithstanding anything hereinbefore provided the amount of any adjustment in Rent shall not exceed 10% of the Rent payable immediately prior to such adjustment.


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                                 QUIET ENJOYMENT

5. On the Lessee paying the Rent hereby reserved and performing and observing the conditions and agreements of this Lease, the Lessee shall and may peaceably hold and enjoy the demised premises during the term of the Lease without interruption by the Authority or any person lawfully claiming under or in trust for it.

The Authority hereby assents to the registration of this Lease and the rights hereby granted as a burden on Folio 4917 & 3241F of the Register County Waterford and consents to the use of the Land Certificate of the said Folio for the purposes of such registration.

IT IS HEREBY CERTIFIED by the Lessee that it is the person becoming entitled to the entire beneficial interest in the interest hereby created and that all necessary consents under Section 12 and 45 of the Land Act 1965 have been obtained and that all conditions attached thereto have been complied with.

IN WITNESS whereof the above named parties have hereunto set their hands and affixed their Seals this day and year first herein written.

PRESENT when the Seal of the
INDUSTRIAL DEVELOPMENT AUTHORITY
was affixed hereto:-

/s/ [ILLEGIBLE]
-------------------------------
Authorised Officer

/s/ [ILLEGIBLE]
-------------------------------
Authorised Officer


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PRESENT when the Seal of

Bausch & Lomb Ireland
was affixed hereto:

/s/ Thomas F. Gray
-------------------------------
Director

[SEAL OF BAUSCH & LOMB IRELAND]

/s/ Greta Peters
-------------------------------
7 Ocean Avenue
Devonshire Bermuda
Company Secretary


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[MAP OF THE DEMISED PREMISES]


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                                      Dated the        day of                 19
                                      ------------------------------------------

                                      INDUSTRIAL DEVELOPMENT AUTHORITY

                                      One Part

                                      --with--

MION INNSTE TUGTHA
V4893
NA COIMISINEIRIIONCAIM
BAILE ATHA CLIATH

              LAND REGISTRY
Registered as a burden in Folios 4917 & 3241F of the Register County Waterford. The Ownership of this Lease is Registered in Folio 4141C of the Register County Waterford
The Deposit of this Lease will not create a lien on the Registered Owner Interest under it.

                                      Bausch & Lomb Ireland

                                      Other Part

                                      ------------------------------------------

                                      999 YEAR LEASE

                                      ------------------------------------------

                                      INDUSTRIAL DEVELOPMENT AUTHORITY

                                      Wilton Park House
                                      Wilton Place

/s/ [ILLEGIBLE]

/s/ [ILLEGIBLE]